UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 22, 2018

Springleaf Finance Corporation

(Exact name of registrant as specified in its charter)

Indiana	001-06155	35-0416090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street, Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

INDEPENDENCE CONTRIBUTION AGREEMENT

In a continuing effort by OneMain Holdings, Inc. (“OMH”) to streamline its operations and achieve operational efficiencies following the 2015 acquisition by Independence Holdings, LLC (“Independence”), a wholly owned direct subsidiary of OMH, of OneMain Financial Holdings, LLC (“OMFH”), Springleaf Finance, Inc. (“SFI”), a separate wholly owned direct subsidiary of OMH, entered into a Contribution Agreement on June 22, 2018 (the “Independence Contribution Agreement”), with Springleaf Finance Corporation (“SFC”), a wholly owned direct subsidiary of SFI and a wholly owned indirect subsidiary of OMH, pursuant to which Independence was contributed to SFC.

Under the Independence Contribution Agreement, SFC acquired as a capital contribution from SFI one thousand (1,000)
units of Independence, representing all of the common interests of Independence, on June 22, 2018 (the “Contribution”). The Contribution immediately followed the capital contribution by OMH to SFI of Independence pursuant to a separate Contribution Agreement entered into between OMH and SFI on June 22, 2018.

As a result of the Contribution and effective as of June 22, 2018, (i) Independence became a wholly owned direct subsidiary of SFC and (ii) Independence’s direct and indirect subsidiaries, including OMFH, became indirect subsidiaries of SFC. For periods ending on or after June 22, 2018, all intercompany transactions between Independence and its direct and indirect subsidiaries, including OMFH, on the one hand, and SFC and its direct and indirect subsidiaries on the other hand, including, without limitation, the Cash Services Note, the Independence Demand Note, the OMFH Note, and the OneMain Demand Note (each as defined in SFC’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2018, filed with the SEC on May 3, 2018) (collectively, “Intercompany Loans”), will be eliminated in consolidation for financial reporting purposes.

The foregoing description of the Independence Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference in its entirety.

Relationships

Each of SFI, SFC, Independence and OMFH are wholly owned subsidiaries of OMH. As a result, certain individuals, including officers of OMH and officers and directors of SFC, serve as officers and/or directors of one or more of SFI, SFC, Independence or OMFH.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03. A description of OneMain’s indebtedness as of March 31, 2018, excluding indebtedness under any Intercompany Loans and excluding the $400 million in aggregate principal amount of OMFH Notes (as defined in OMH’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2018, filed with the SEC on May 3, 2018) that were redeemed on June 13, 2018, is as follows:

SECURITIZED BORROWINGS

Each of Independence's, through OMFH and OMFH's subsidiaries (collectively, "OneMain"), securitizations contains a revolving period ranging from one to five years during which no principal payments are required to be made on the related asset-backed notes. The indentures governing OneMain’s securitization borrowings contain early amortization events and events of default, that, if triggered, may result in the acceleration of the obligation to pay principal and interest on the related asset-backed notes.

As of March 31, 2018, OneMain’s securitized borrowings consisted of the following:

(dollars in millions)	Issue Amount (a)	Current Note Amounts Outstanding	Current Weighted Average Interest Rate	Original Revolving Period	Issue Date	Maturity Date

Consumer Securitizations:
OMFIT 2014-2	$1,185	$235	4.59%	2 years	07/30/14	09/2024
OMFIT 2015-1	1,229	1,052	3.83%	3 years	02/05/15	03/2026
OMFIT 2015-2	1,250	593	3.62%	2 years	05/21/15	07/2025
OMFIT 2015-3	293	293	4.21%	5 years	09/29/15	11/2028
OMFIT 2016-1 (b)	500	459	4.01%	3 years	02/10/16	02/2029
OMFIT 2016-2 (c)	890	786	4.52%	2 years	03/23/16	03/2028
OMFIT 2016-3 (d)	350	317	4.33%	5 years	06/07/16	06/2031
OMFIT 2017-1 (e)	947	900	2.70%	2 years	09/06/17	09/2032
OMFIT 2018-1 (f)	632	600	3.60%	3 years	02/28/18	03/2029
Total consumer securitizations		5,235

Auto Securitizations:
ODART 2017-2 (g)	605	575	2.63%	1 year	12/11/17	Various
Total auto securitizations		575

Total secured structured financings		$5,810

(a)
Issue Amount includes the retained interest amounts as applicable and as noted below while the Current Note Amounts Outstanding balances reflect pay-downs subsequent to note issuance and exclude retained interest amounts.

(b)	OMFIT 2016-1 Securitization. OneMain initially retained $86 million of the Class C and Class D notes. On May 17, 2016, $45 million of the notes represented by Class C were sold.

(c)	OMFIT 2016-2 Securitization. OneMain initially retained $157 million of the Class C and Class D notes. On July 25, 2016, $83 million of the notes represented by Class C were sold.

(d)	OMFIT 2016-3 Securitization. OneMain initially retained $33 million of the Class D notes.

(e)
OMFIT 2017-1 Securitization. OneMain initially retained $30 million of the Class A-1 notes, $6 million of the Class A-2 notes, $3 million of the Class B notes, $3 million of the Class C notes and $5 million of the Class D notes.

(f)	OMFIT 2018-1 Securitization. OneMain initially retained approximately $32 million of the asset-backed notes.

(g)
ODART 2017-2 Securitization. The maturity dates of the notes occur in December 2021 for the Class A notes, November 2023 for the Class B notes, July 2024 for the Class C notes, October 2024 for the Class D notes, and November 2025 for the Class E notes. OneMain initially retained $19 million of the Class A notes, $4 million of the Class B notes, $3 million of the Class C notes, $2 million of the Class D notes and $2 million of the Class E notes.

REVOLVING CONDUIT FACILITIES

As of March 31, 2018, OneMain’s borrowings under conduit facilities consisted of the following:

(dollar in millions)	Note Maximum Balance	Amount Drawn	Revolving Period End	Backed by Loans Acquired from Subsidiaries of	Due and Payable (a)

Rocky River Funding, LLC	$250	$—	September 2019	OMFH - personal loans	October 2020
OneMain Financial Funding VII, LLC (b)	650	—	October 2019	OMFH - personal loans	November 2021
OneMain Financial Funding IX, LLC	600	—	June 2020	OMFH - personal loans	July 2021
OneMain Financial Auto Funding I, LLC	750	—	October 2020	OMFH - auto loans	November 2027
OneMain Financial Funding VIII, LLC (c)	450	—	January 2021	OMFH - personal loans	February 2023
Total	$2,700	$—

(a)
The date following the revolving period that the principal balance of the outstanding loans, if any, will be reduced as cash payments are received on the underlying loans and will be due and payable in full.

(b)
On May 31, 2018 the note maximum balance in the OneMain Financial Funding VII, LLC loan and security agreement was increased to $850 million and the Revolving Period End was extended to June 2021, thereby extending the Due and Payable date to July 2024.

(c)
On February 2, 2018, we entered in to the OneMain Financial Funding VIII Loan and Security Agreement concurrently with the voluntary termination of the note purchase agreement with the OneMain Financial B6 Warehouse Trust.

Item 9.01	Financial Statements and Exhibits.

In lieu of providing historical audited financial statements of Independence and related pro forma financial information required under Items 9.01(a) and 9.01(b) of Form 8-K, SFC will file an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this initial Current Report on Form 8-K is required to be filed containing (i) audited financial statements that retrospectively present SFC and Independence on a combined basis at December 31, 2017 and 2016 and for the three years ended December 31, 2017 and (ii) audited financial statements of the Independence predecessor, OneMain Financial Holdings, LLC, for the period from January 1, 2015 through October 31, 2015. With respect to 2015, the impact of the retrospective presentation is only since November 1, 2015, the date that Independence acquired OMFH. SFC reviewed this presentation with the Staff of the Division of Corporation Finance of the Securities and Exchange Commission who did not object.

(d)     Exhibits.

Exhibit Number	Description
*2.1	Contribution Agreement, dated June 22, 2018, between Springleaf Finance Corporation and Springleaf Finance, Inc.
________

*	Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Springleaf Finance Corporation
(Registrant)

Date:	June 22, 2018	By:	/s/ Micah Conrad
Micah Conrad
Executive Vice President and Chief Financial Officer